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                                                               EXHIBIT 10 (C)(6)

              MEMBERSHIP, MARKETING, AND/OR PURCHASING AGREEMENT
                      OF GOLD KIST INC., ATLANTA, GEORGIA


For the undersigned to be recorded as a member and be eligible for patronage refunds and other member benefits, this agreement must be accepted and on file at Gold Kist Inc. headquarters.

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
                                                                                               -------------------------------------
Print
Clearly
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    First Name (or Name of Partnership or Corporation)          Init.      Last Name           Social Security No. (or Fed .ID. No.)
                                                                                      ----------------------------------------------
                                                                                       Country of Residence
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   Name of Farm, if different from above
                                                                                       Location No.            Patron No.
                                                                                      ----------------------------------------------

_____________________________________________________________________________________
Street or RFD No.                                                                      FOR ATLANTA OFFICE USE
                                                                                      ----------------------------------------------
_____________________________________________________________________________________
City                                        State          Zip Code           + 4      Member No.            St. Code     Co. Code
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Status of Member: (Always check one)


                         [__]      Proprietorship
                                                                                                       _______________________
                                                                                                       Owner's Date of Birth
                         [__]     Partnership (print full names of all partners)

                                   ___________________________________________________________         _______________________
                                   First Name               Init.          Last Name                   Date of Birth

                                   ___________________________________________________________         _______________________
                                   First Name               Init.          Last Name                   Date of Birth

                                   ___________________________________________________________         _______________________
                                   First Name               Init.          Last Name                   Date of Birth

                         [__]      Corporation - (Print Name and Title of person signing membership agreement)


                                   ___________________________________________________________________________________________
                                                       Name and title of person signing below.


CERTIFICATION: Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to
     me),AND

(2)  I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding (does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and payments other than interest and dividends).

Certification instructions.  You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

The person whose signature appears below acknowledges that the full text of the MEMBERSHIP, MARKETING, AND/OR PURCHASING AGREEMENT
of GOLD KIST INC., ATLANTA, GEORGIA, appears on the reverse side of this agreement and is incorporated herein. By initialing here
________, I also certify that I am engaged in the production of farm commodities and am eligible for membership in Gold Kist.

Given under the hand and seal of the parties this ______ day of ___________________, 19 _______

____________________________________________                __________________________        ______________________________________
By: Corporate Secretary                                      Location                          Member's ("Producer's") Signature
Revised 7/9/96                                                                                                                 G-1

____________________________________________________________________________________________________________________________________


                                                          ACKNOWLEDGEMENT


Receipt of Gold Kist Membership Information Packet dated October 25, 1996, is acknowledged and the information above is confirmed correct.

_______________________________________________________________________                        ________________________________
Applicant's Signature                                                                          Date

Delivered by:  ___________________________________________________________                     ________________________________
                Gold Kist Employee's Signature                                                 Date


            ___________________________________________________________
            Gold Kist Employee's Name (Please Print)
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

               MEMBERSHIP, MARKETING, AND/OR PURCHASING AGREEMENT
                     OF GOLD KIST INC., ATLANTA, GEORGIA


Gold Kist Inc., hereinafter called "Gold Kist," and the undersigned, hereinafter called "Producer," agree as follows:

1. By signing this agreement, the Producer represents that Producer is engaged in the production of agricultural products within the meaning of the cooperative Marketing Act of the State of Georgia. Unless already a member of Gold Kist, Producer applies for membership in Gold Kist and agrees and consents to abide by the By-Laws of Gold Kist, with particular reference to, but not limited to, the following:

     ARTICLE XVII, Section 3, Tax Consent. Each Patron, by virtue of Producer's membership in Gold Kist, consents to take into account in the manner provided in
Section 1385(a) of the Internal Revenue Code of 1954, as amended from time to time, or any successor provision thereto (and hence generally to include in Producer's gross income) for the taxable year in which received by Producer the stated dollar amount of any Patronage Dividend certificate or written notice of allocated reserves or per-unit retain certificate issued to Producer pursuant to Section 2(b) of this Article XVII. The consent hereby given shall survive termination of the Patron's membership.

     The Producer does hereby direct that any unclaimed funds to which Producer is entitled be transferred to the Gold Kist Foundation, Inc., as provided in the Gold Kist By-Laws in Section 8 of Article XII.

2. This Agreement shall automatically terminate immediately upon the Producer ceasing to be engaged in the production of agricultural products within the meaning of the Cooperative Marketing Act of the state of Georgia. Otherwise, it shall continue in full force and effect until terminated as provided in the By-Laws of Gold Kist or in the next sentence.

     Either party may terminate its Agreement by giving the other party written notice by certified mail.

3. Gold Kist may enter into agreement with other Producers differing in terms from those contained herein but consistent with the Articles of Incorporation and By-Laws of Gold Kist without invalidating this Agreement provided that the Producer at Producer's request may sign a similar agreement as a substitute for this Agreement.

4. Gold Kist is authorized to exercise any powers conferred upon it hereunder through any central agency, corporation, cooperative or subsidiary of which it is or may become a member or shareholder, or which is a member of Gold Kist.

5. This Agreement is subject to and includes all of the applicable provisions contained in Gold Kist's Articles of Incorporation and By-Laws now or hereafter in effect. The parties agree that there are no oral or other conditions, promises, representations or inducements in addition to or at variance with any of the terms hereof; and that this Agreement represents the voluntary and clear understanding of both parties fully and completely.

6. The Producer requests that Gold Kist enter Producer's subscription for the Gold Kist member publication for which Producer agrees to pay upon the receipt of bill, the current subscription rate as determined from time to time by Gold Kist, or Gold Kist may deduct such amount from any patronage payment or refund due Producer each year.

7. In the event that Producer fails to deliver products to Gold Kist for marketing or to purchase farm production supplies or services through Gold Kist during three consecutive fiscal years of Gold Kist, Producer shall cease to be a member of Gold Kist as provided in the By-Laws of Gold Kist and, provided that allocated reserves are shown on Gold Kist's books in the name of Producer, Producer shall be placed on the list of Former Member Equity Holders.

8. Out of net earnings of Gold Kist form business done with or for its patrons, Gold Kist will distribute to Producer, on a patronage basis, patronage dividends, at the times and in the amounts determined and in the form and manner as provided in the By-Laws of Gold Kist now or hereafter in force. The Gold Kist Board of Directors has complete discretion on the method and timing of payment, and any early payments of allocated reserves, if any, may be at a substantial discount.

9. Gold Kist and Producer will submit to binding arbitration all disputes between the parties, whether governed by federal, state, or international contract law, tort law, statute, or treaty, and irrespective of the form of relief sought, relating to or arising out of matters of a type declared by Gold Kist's Board of Directors before the dispute arises to be of a type covered by Gold Kist's arbitration policy. This obligation to arbitrate shall survive any termination of membership with respect to matters arising or relating to events or actions before such termination. All such arbitrations shall be according to rules and procedures adopted from time to time by Gold Kist's Board of Directors.

     In no event will punitive or exemplary damages be claimed by or awarded to either party, in arbitration or otherwise.


                        MARKETING/PURCHASING CONDITIONS

10. Gold Kist and Producer may from time to time agree that Gold Kist will buy from Producer agricultural products of a type marketed by Gold Kist, and in such event Gold Kist agrees to buy and to market such products in a manner deemed by it to be most advantageous, including refining or producing other products form such agricultural products.

11. This Agreement is intended by the parties to vest in Gold Kist the ownership of such agricultural products and for such agricultural products to become part of Gold Kist's inventory.

12. Gold Kist is authorized to establish or adopt standards for all products delivered hereunder and may make rules and regulations governing the marketing, hedging, handling, shipping, grading, financing, pooling and selling thereof. Gold Kist shall have the right to allocate to its various patronage activities the expense of any and all its activities in any reasonable manner as determined by Gold Kist in its conclusive discretion.

13. Gold Kist agrees to purchase or manufacture and offer and sell to the Producer, under Gold Kist's own rules and regulations, such machinery, equipment, fertilizer, feeds, seeds and other supplies as the Producer from time to time may require, provided the same are such as may be advantageous to handle by Gold Kist in the interest of the Producer.